UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 25, 2019

 Natus Medical Incorporated
(Exact name of registrant as specified in its charter)

000-33001
(Commission File Number)

Delaware	77-0154833
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
6701 Koll Center Parkway, Suite 120
Pleasanton, CA 94566
(Address of principal executive offices)
925-223-6700
(Registrant’s telephone number, including area code) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NTUS	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Item 8.01.	Other Events
On July 25, 2019, Natus Medical Incorporated (the “Company”) issued a press release announcing the Company's ticker symbol change to “NTUS” from “BABY”. Trading under the new ticker symbol will begin on Friday, July 26, 2019. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in this Current Report on Form 8-K pursuant to Item 8.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated July 25, 2019 describing the Company's ticker symbol change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED

Date: July 25, 2019	By:	/s/ B. Drew Davies
B. Drew Davies
Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated July 25, 2019 describing the Company's ticker symbol change.